UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2018

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement

Consent and Amendment to Fourth Amended and Restated Revolving Credit and Guaranty Agreement

On December 14, 2018, Tower International, Inc. (the “Company”) entered into a Consent and Amendment (the “Revolver Amendment”) in respect of the Fourth Amended and Restated Revolving Credit and Guaranty Agreement, dated as of March 7, 2017 (the “Amended Revolving Credit Agreement”), by and among Tower Automotive Holdings USA, LLC (the “Borrower”), the Company, Tower Automotive Holdings I, LLC (“Holdco”), Tower Automotive Holdings II(a), LLC (“Foreign Holdco”), the subsidiary guarantors named therein (the “Revolver Guarantors”), the financial institutions from time to time party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as an Issuing Lender, as a Swing Line Lender and as Administrative Agent (in such capacity, the “Revolver Agent”) for the Lenders.

Pursuant to the Revolver Amendment, the Consenting Lenders (as defined in the Revolver Amendment) consented to (i) the sale or other disposition by an indirect subsidiary of the Company of all or substantially all of the Equity Interests (as defined in the Amended Revolving Credit Agreement) of Tower Automotive Holdings Europe B.V. to Financière SNOP Dunois S.A. (such disposition, the “Tower Europe Disposition”) and (ii) the sale or transfer by the Borrower and one or more of its Affiliates (as defined in the Revolver Amendment) of certain intercompany loans (the “Intercompany Note Sale”) in connection with the Tower Europe Disposition.

In addition, the Revolver Amendment, among other things, (i) extends the expiration date for the Amended Revolving Credit Agreement to March 7, 2023, (ii) permits, so long as no Default (as defined in the Amended Revolving Credit Agreement) shall have occurred and be continuing or would result therefrom, Holdco to make Restricted Payments (as defined in the Amended Revolving Credit Agreement) to the Company in an amount not to exceed $80,000,000, which amounts shall be used by the Company to repurchase its Equity Interests (as defined in the Amended Revolving Credit Agreement), and (iii) increases the amount of cash that can be deducted from total Indebtedness (as defined in the Amended Revolving Credit Agreement) in order to calculate Total Net Debt (as defined in the Amended Revolving Credit Agreement) from $125,000,000 to $300,000,000.

The Revolver Amendment shall become effective upon, among other things, the delivery of customary closing deliverables and consummation of the Tower Europe Disposition and the Intercompany Note Sale. Except as expressly modified by the Revolver Amendment, the Amended Revolving Credit Agreement remains in full force and effect.

The description of the Revolver Amendment is qualified in its entirety by reference to the full text of the Revolver Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Consent and Amendment to Term Loan and Guaranty Agreement

On December 14, 2018, the Company entered into a Consent and Amendment (the “Term Loan Amendment”) in respect of the Term Loan and Guaranty Agreement, dated as of April 23, 2013 (as amended pursuant to a First Refinancing Term Loan Amendment, dated as of July 29, 2013, a Second Refinancing Term Loan Amendment, an Additional Term Loan Amendment dated as of January 31, 2014 and a Third Refinancing Term Loan Amendment, dated as of March 7, 2017, the “Term Loan Agreement”) by and among the Borrower, the Company, Holdco, Foreign Holdco and certain other domestic subsidiaries of the Company as guarantors, each of the financial institutions from time to time party thereto as Lenders, and Citibank, N.A., as administrative agent (in such capacity, the “Term Loan Agent”) for the Lenders, pursuant to which, among other things, the Lenders disbursed term loans to Borrower in the aggregate amount of $361.5 million. As of December 14, 2018, term loans in the aggregate principal amount of approximately $305.2 million were outstanding (the “Outstanding Term Loans”) under the Term Loan Agreement.

Pursuant to the Term Loan Amendment, the Lenders party thereto (which constitute the Required Lenders (as defined in the Term Loan Agreement)) consented to (i) the Tower Europe Disposition and (ii) Intercompany Note Sale in connection with the Tower Europe Disposition.

In addition, the Term Loan Amendment, among other things, (i) provides that substantially simultaneously with the consummation of the Tower Europe Disposition, the Borrower shall prepay outstanding Loans (as defined in the Term Loan Agreement) in an aggregate principal amount of $50,000,000 in accordance with Section 2.12(a) of the Term Loan Agreement and the prepayment of such Loans shall be applied to each outstanding Class (as defined in the Term Loan Agreement) of Loans in accordance with Section 2.12(b) of the Term Loan Agreement; provided that, notwithstanding the terms of the Term Loan Agreement (including Section 2.11 thereof), the only prepayment of Loans the Borrower shall be required to make in connection with the Tower Europe Disposition shall be the prepayment as described above and the remaining proceeds of the Tower Europe Disposition may be retained by the Borrower and shall not be subject to the requirements of Section 2.11 of the Term Loan Agreement, (ii) permits, so long as no Default (as defined in the Term Loan Agreement) shall have occurred and be continuing or would result therefrom, Holdco to make Restricted Payments (as defined in the Term Loan Agreement) to the Company in an amount not to exceed $80,000,000, which amounts shall be used by the Company to repurchase its Equity Interests (as defined in the Term Loan Agreement), and (iii) increases the amount of cash that can be deducted from total Indebtedness (as defined in the Term Loan Agreement) in order to calculate Total Net Debt (as defined in the Term Loan Agreement) from $125,000,000 to $300,000,000.

The Term Loan Amendment shall become effective upon, among other things, the delivery of customary closing deliverables and consummation of the Tower Europe Disposition and the Intercompany Note Sale. Except as expressly modified by the Term Loan Amendment, the Term Loan Agreement remains in full force and effect.

The description of the Term Loan Amendment is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.

10.1	Consent and Amendment, dated as of December 14, 2018, among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, the Subsidiary Guarantors, the financial institutions party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as administrative agent for the Lenders
10.2	Consent and Amendment, dated as of December 14, 2018, among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, and the other Guarantors party thereto, the Lenders party thereto and Citibank N.A., as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/James C. Gouin
Name:	James C. Gouin
Title:	Chief Executive Officer

Dated: December 19, 2018

EXHIBIT INDEX

Exhibit No.

10.1	Consent and Amendment, dated as of December 14, 2018, among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, the Subsidiary Guarantors, the financial institutions party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as Issuing Lender, as Swing Line Lender and as administrative agent for the Lenders
10.2	Consent and Amendment, dated as of December 14, 2018, among Tower Automotive Holdings USA, LLC, Tower International, Inc., Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, and the other Guarantors party thereto, the Lenders party thereto and Citibank N.A., as administrative agent

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